UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

CBM Bancorp, Inc.

(Exact name of Registrant as specified in its Charter)

Maryland	001-38680	83-1095537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 East Joppa Road, Baltimore, MD		21234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 665-7600

Not Applicable

(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CBM BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

On September 27, 2018, the Registrant announced the completion of the conversion of Banks of the Chesapeake, M.H.C. from the mutual holding company to the stock holding company form of organization and the close of the Registrant’s related stock offering. For additional information, reference is made to the Registrant’s press release, dated September 27, 2018, which is filed as Exhibit 99.1 to this report and incorporated by reference herein

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibit is being filed with this report.

No.	Description

99.1	Press Release, dated September 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CBM BANCORP, INC.

Date: September 27, 2018	By:	/s/ Joseph M. Solomon
Joseph M. Solomon
President
(Duly Authorized Officer)